AMENDED AND RESTATED SCHEDULE A TO THE AMENDED AND RESTATED SUPERVISION AND ADMINISTRATION AGREEMENT BETWEEN GLOBAL X FUNDS AND GLOBAL X MANAGEMENT COMPANY LLC DATED JULY 2, 2018 Intending to be legally bound, the undersigned hereby amend and restate Schedule A to the aforesaid Agreement to include the following investment portfolios as of July 30, 2026: Name of Fund Annual Supervision and Admin Fee Date Fund Approved by Board Date Board Approved Continuance of I/A/A Date Fund Commenced Operations Global X MSCI Norway ETF 0.50% October 2, 2009 November 20, 2025 November 9, 2010 Global X MSCI Argentina ETF 0.59% December 5, 2008 November 20, 2025 March 2, 2011 Global X MSCI Colombia ETF 0.61% December 5, 2008 November 20, 2025 February 5, 2009 Global X MSCI China Consumer Discretionary ETF 0.65% October 2, 2009 November 20, 2025 November 30, 2009 Global X Copper Miners ETF 0.65% March 26, 2010 November 20, 2025 April 19, 2010 Global X Silver Miners ETF 0.65% March 26, 2010 November 20, 2025 April 19, 2010 Global X Lithium & Battery Tech ETF 0.75% June 4, 2010 November 20, 2025 July 22, 2010 Global X Uranium ETF 0.69% June 4, 2010 November 20, 2025 November 4, 2010 Global X Gold Explorers ETF 0.65% August 27, 2010 November 20, 2025 November 3, 2010 Global X FTSE Southeast Asia ETF 0.65% November 17, 2010 November 20, 2025 February 16, 2011 Global X SuperDividend® ETF 0.58% February 25, 2011 November 20, 2025 June 8, 2011 Global X MLP ETF 0.45% May 11, 2011 November 20, 2025 April 18, 2012 Global X MSCI Greece ETF 0.55%* August 19, 2011 November 20, 2025 December 7, 2011 Global X Rare Earth & Critical Materials ETF 0.59% August 19, 2011 November 20, 2025 January 24, 2022 Global X Social Media ETF 0.65% August 19, 2011 November 20, 2025 November 14, 2011 Global X SuperIncome™ Preferred ETF 0.48% February 24, 2012 November 20, 2025 July 16, 2012 Global X SuperDividend® REIT ETF 0.58% February 24, 2012 November 20, 2025 March 16, 2015 Global X Guru® Index ETF 0.75% May 25, 2012 November 20, 2025 June 4, 2012 Global X SuperDividend® U.S. ETF 0.45% November 16, 2012 November 20, 2025 March 11, 2013 Global X MLP & Energy Infrastructure ETF 0.45% February 22, 2013 November 20, 2025 August 6, 2013 Global X MSCI SuperDividend® Emerging Markets ETF 0.65% November 14, 2014 November 20, 2025 March 16, 2015 Global X Renewable Energy Producers ETF 0.65% April 21, 2015 November 20, 2025 May 27, 2015 Global X S&P 500® Catholic Values ETF 0.29% May 29, 2015 November 20, 2025 April 18, 2016 Global X Internet of Things ETF 0.68% November 13, 2015 November 20, 2025 September 12, 2016 Global X FinTech ETF 0.68% November 13, 2015 November 20, 2025 September 12, 2016 Global X Morningstar Capital Allocation Leaders ETF1 0.35% November 13, 2015 November 20, 2025 July 11, 2016 Global X Robotics & Artificial Intelligence ETF 0.68% February 26, 2016 November 20, 2025 September 12, 2016 Global X Aging Population ETF 0.50% February 26, 2016 November 20, 2025 May 9, 2016 Global X Millennial Consumer ETF 0.50% February 26, 2016 November 20, 2025 May 4, 2016 Global X MSCI SuperDividend® EAFE ETF 0.55% September 9, 2016 November 20, 2025 November 14, 2016 Global X U.S. Infrastructure Development ETF 0.47% February 24, 2017 November 20, 2025 March 6, 2017 Global X Artificial Intelligence & Technology ETF 0.68% February 23, 2018 November 20, 2025 May 11, 2018 Global X Autonomous & Electric Vehicles ETF 0.68% February 23, 2018 November 20, 2025 April 13, 2018 Docusign Envelope ID: F97A8B4B-E2D7-82D7-83F7-1388417EA399 Column A - 2.0 Agreements 1

Name of Fund Annual Supervision and Admin Fee Date Fund Approved by Board Date Board Approved Continuance of I/A/A Date Fund Commenced Operations Global X S&P 500® Quality Dividend ETF 0.20% May 23, 2018 November 20, 2025 July 13, 2018 Global X E-commerce ETF 0.50% May 23, 2018 November 20, 2025 November 27, 2018 Global X Genomics & Biotechnology ETF 0.50% May 23, 2018 November 20, 2025 April 5, 2019 Global X Adaptive U.S. Factor ETF 0.27% May 23, 2018 November 20, 2025 August 24, 2018 Global X DAX Germany ETF 0.20% September 13, 2018 November 20, 2025 December 24, 2018 Global X NASDAQ 100 Covered Call ETF 0.60% September 13, 2018 November 20, 2025 December 24, 2018 Global X Cloud Computing ETF 0.68% November 13, 2018 November 20, 2025 April 12, 2019 Global X Cybersecurity ETF 0.50% June 13, 2019 November 20, 2025 October 25, 2019 Global X Video Games & Esports ETF 0.50% June 13, 2019 November 20, 2025 October 25, 2019 Global X S&P Catholic Values Developed ex-U.S. ETF 0.35% February 18, 2020 November 20, 2025 June 22, 2020 Global X HealthTech ETF 0.50% May 29, 2020 November 20, 2025 July 29, 2020 Global X S&P Catholic Values U.S. Aggregate Bond ETF 0.25% May 29, 2020 November 20, 2025 Global X S&P 500 Covered Call & Growth ETF 0.35% May 29, 2020 November 20, 2025 September 18, 2020 Global X Nasdaq 100 Covered Call & Growth ETF 0.35% May 29, 2020 November 20, 2025 September 18, 2020 Global X ClimateTech ETF 0.50% May 29, 2020 November 20, 2025 October 27, 2020 Global X Data Center & Digital Infrastructure ETF 0.50% July 30, 2020 November 20, 2025 October 27, 2020 Global X Clean Water ETF 0.50% February 26, 2021 November 20, 2025 April 8, 2021 Global X Nasdaq 100 Tail Risk ETF 0.25% May 21, 2021 November 20, 2025 August 25, 2021 Global X Nasdaq 100 Risk Managed Income ETF 0.60% May 21, 2021 November 20, 2025 August 25, 2021 Global X Nasdaq 100 Collar 95-110 ETF 0.25% May 21, 2021 November 20, 2025 August 25, 2021 Global X S&P 500 Tail Risk ETF 0.25% May 21, 2021 November 20, 2025 August 25, 2021 Global X S&P 500 Risk Managed Income ETF 0.60% May 21, 2021 November 20, 2025 August 25, 2021 Global X S&P 500 Collar 95-110 ETF 0.25% May 21, 2021 November 20, 2025 August 25, 2021 Global X Blockchain ETF 0.50% May 21, 2021 November 20, 2025 July 12, 2021 Global X AgTech & Food Innovation ETF 0.50% May 21, 2021 November 20, 2025 July 12, 2021 Global X Hydrogen ETF 0.50% May 21, 2021 November 20, 2025 July 12, 2021 Global X MSCI Vietnam ETF 0.50% August 4, 2021 November 20, 2025 December 7, 2021 Global X Information Technology Covered Call & Growth ETF 0.60% November 12, 2021 November 20, 2025 November 21, 2022 Global X Dow 30® Covered Call ETF 0.60% November 12, 2021 November 20, 2025 February 23, 2022 Global X U.S. Cash Flow Kings 100 ETF 0.25% February 24, 2023 November 20, 2025 July 10, 2023 Global X Dow 30® Covered Call & Growth ETF 0.35% May 19, 2023 November 20, 2025 July 25, 2023 Global X 1-3 Month T-Bill ETF 0.07% May 19, 2023 November 20, 2025 June 21, 2023 Global X Defense Tech ETF 0.50% May 19, 2023 November 20, 2025 September 11, 2023 Global X Infrastructure Development ex-U.S. ETF 0.55% March 7, 2024 November 20, 2025 August 28, 2024 Global X Russell 2000 ETF 0.08% March 7, 2024 November 20, 2025 June 4, 2024 Global X Short-Term Treasury Ladder ETF 0.12% May 21, 2024 November 20, 2025 September 9, 2024 Docusign Envelope ID: F97A8B4B-E2D7-82D7-83F7-1388417EA399 Column A - 2.0 Agreements 2

Name of Fund Annual Supervision and Admin Fee Date Fund Approved by Board Date Board Approved Continuance of I/A/A Date Fund Commenced Operations Global X Intermediate-Term Treasury Ladder ETF 0.12% May 21, 2024 November 20, 2025 September 9, 2024 Global X Long-Term Treasury Ladder ETF 0.12% May 21, 2024 November 20, 2025 September 9, 2024 Global X U.S. Electrification ETF 0.50% September 18, 2024 November 20, 2025 December 17, 2024 Global X S&P 500 U.S. Revenue Leaders ETF 0.19% January 24, 2025 November 20, 2025 April 15, 2025 Global X S&P 500 U.S. Market Leaders Top 50 ETF 0.29% January 24, 2025 November 20, 2025 April 15, 2025 Global X Investment Grade Corporate Bond ETF 0.14% March 4, 2025 November 20, 2025 June 16, 2025 Global X PureCapSM MSCI Information Technology ETF 0.25% March 4, 2025 November 20, 2025 July 22, 2025 Global X PureCapSM MSCI Communication Services ETF 0.25% March 4, 2025 November 20, 2025 July 22, 2025 Global X PureCapSM MSCI Consumer Discretionary ETF 0.25% March 4, 2025 November 20, 2025 July 22, 2025 Global X PureCap℠ MSCI Energy ETF 0.25% May 22, 2025 November 20, 2025 July 22, 2025 Global X PureCap℠ MSCI Consumer Staples ETF 0.25% May 22, 2025 November 20, 2025 July 22, 2025 Global X S&P 500® Christian Values ETF 0.29% May 22, 2025 November 20, 2025 September 23, 2025 Global X U.S. 500 ETF 0.02% May 22, 2025 November 20, 2025 September 23, 2025 Global X AI Semiconductor & Quantum ETF 0.50% July 31, 2025 November 20, 2025 September 30, 2025 Global X U.S. Natural Gas ETF 0.45% July 31, 2025 November 20, 2025 October 28, 2025 Global X Gold Miners ETF 0.35% September 18, 2025 November 20, 2025 December 9, 2025 Global X Stablecoin & Tokenization Ecosystem ETF 0.50% November 20, 2025 Global X Ethereum Covered Call ETF 0.75% November 20, 2025 April 1, 2026 Global X NYSE® 100 ETF 0.09% January 28, 2026 March 25, 2026 Global X Space Tech ETF 0.50% January 28, 2026 April 14, 2026 Global X PureCap℠ MSCI Financials ETF 0.25% January 28, 2026 Global X PureCap℠ MSCI Health Care ETF 0.25% January 28, 2026 Global X PureCap℠ MSCI Industrials ETF 0.25% January 28, 2026 Global X PureCap℠ MSCI Materials ETF 0.25% January 28, 2026 Global X PureCap℠ MSCI Utilities ETF 0.25% January 28, 2026 Global X PureCap℠ MSCI Real Estate ETF 0.25% January 28, 2026 Global X U.S. TaxSmartSM Income EdgeSM ETF 0.50% May 21, 2026 Global X Asia Semiconductor ETF 0.50% July 30, 2026 Global X Asia Defense Tech ETF 0.50% July 30, 2026 * Asset-based custody fees are not included in the annual Supervision and Administration fee. Asset-based custody fees will be borne by the respective fund. Docusign Envelope ID: F97A8B4B-E2D7-82D7-83F7-1388417EA399 Column A - 2.0 Agreements 3

1 Effective July 21, 2026, the Annual Supervision and Administration Fee was reduced to 0.35% and the fund name changed from Global X Conscious Companies ETF to Global X Morningstar Capital Allocation Leaders ETF. [SIGNATURES TO FOLLOW] Docusign Envelope ID: F97A8B4B-E2D7-82D7-83F7-1388417EA399 Column A - 2.0 Agreements 4

GLOBAL X FUNDS By: Jasmin Ali Title: Secretary GLOBAL X MANAGEMENT COMPANY LLC By: Alex Ashby Title: Chief Operating Officer Docusign Envelope ID: F97A8B4B-E2D7-82D7-83F7-1388417EA399 Column A - 2.0 Agreements 5